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                                                                  Exhibit 99.04

                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                           CC MASTER CREDIT CARD TRUST
                 (Formerly Chevy Chase Master Credit Card Trust)
                                  SERIES 1995-1

RECEIVABLES


Beginning of the Month Principal Receivables:            $    1,064,631,998.97
Beginning of the Month Finance Charge Receivables:       $       68,653,838.55
Beginning of the Month Discounted Receivables:           $                0.00
Beginning of the Month Total Receivables:                $    1,133,285,837.52


Removed Principal Receivables:                           $                0.00
Removed Finance Charge Receivables:                      $                0.00
Removed Total Receivables:                               $                0.00


Additional Principal Receivables:                        $                0.00
Additional Finance Charge Receivables:                   $                0.00
Additional Total Receivables:                            $                0.00

Discounted Receivables Generated this Period:            $                0.00


End of the Month Principal Receivables:                  $    1,047,955,011.56
End of the Month Finance Charge Receivables:             $       70,363,212.60
End of the Month Discounted Receivables:                 $                0.00
End of the Month Total Receivables:                      $    1,118,318,224.16


Special Funding Account Balance                          $                0.00
Aggregate Invested Amount (all Master Trust Series)      $      869,854,164.00
End of the Month Seller Amount                           $      178,100,847.56
End of the Month Seller Percentage                                       17.00%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                                  RECEIVABLES

       30-59 Days Delinquent                             $       35,127,075.03
       60-89 Days Delinquent                             $       26,277,709.05
       90+ Days Delinquent                               $       54,576,085.09
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       Total 30+ Days Delinquent                         $      115,980,869.17
       Delinquent Percentage                                             10.37%

Defaulted Accounts During the Month                      $        9,343,110.38
Annualized Default Percentage                                            10.53%

Principal Collections                                           120,288,547.33
Principal Payment Rate                                                   11.30%

Total Payment Rate                                                       12.29%


INVESTED AMOUNTS


       Class A Initial Invested Amount                   $      273,750,000.00
       Class B Initial Invested Amount                   $       26,250,000.00

INITIAL INVESTED AMOUNT                                  $      300,000,000.00

       Class A Invested Amount                           $      296,562,500.00
       Class B Invested Amount                           $       30,625,000.00

INVESTED AMOUNT                                          $      327,187,500.00

FLOATING ALLOCATION PERCENTAGE                                           32.88%
PRINCIPAL ALLOCATION PERCENTAGE                                          32.88%


MONTHLY SERVICING FEE                                    $          408,984.38

INVESTOR DEFAULT AMOUNT                                  $        3,071,566.22


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                              91.25%

       Class A Finance Charge Collections                $        6,080,166.38
       Other Amounts                                     $                0.00
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TOTAL CLASS A AVAILABLE FUNDS                            $        6,080,166.38


       Class A Monthly Interest                          $        1,379,015.63
       Class A Servicing Fee                             $          370,703.13
       Class A Investor Default Amount                   $        2,802,804.18

TOTAL CLASS A EXCESS SPREAD                              $        1,527,643.44


REQUIRED AMOUNT                                          $                0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.75%

       Class B Finance Charge Collections                $          584,487.99
       Other Amounts                                     $                0.00

TOTAL CLASS B AVAILABLE FUNDS                            $          584,487.99


       Class B Monthly Interest                          $          146,234.38
       Class B Servicing Fee                             $           38,281.25


TOTAL CLASS B EXCESS SPREAD                              $          399,972.36


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $        1,927,615.80


       Excess Spread Applied to Required Amount          $                0.00

       Excess Spread Applied to Class A Investor         $                0.00
       Charge Offs

       Excess Spread Applied to Class B Items            $          268,762.04

       Excess Spread Applied to Class B Investor         $                0.00
       Charge Offs
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       Excess Spread Applied to Monthly Cash             $           17,596.03
       Collateral Fee

       Excess Spread Applied to Cash Collateral          $                0.00
       Account

       Excess Spread Applied to other amounts owed       $                0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $        1,641,257.73


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $        4,248,222.59


SERIES 1995-1 EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $                0.00
SERIES 1995-1

       Excess Finance Charge Collections Applied to      $                0.00
       Required Amount

       Excess Finance Charge Collections Applied to      $                0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to      $                0.00
       Class B Items

       Excess Finance Charge Collections Applied to      $                0.00
       Class B Investor Charge Offs

       Excess Finance Charge Collections Applied to      $                0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to      $                0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to      $                0.00
       other amounts owed Cash Collateral Depositor
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YIELD AND BASE RATE --


       Base Rate (Current Month)                                          7.23%
       Base Rate (Prior Month)                                            7.48%
       Base Rate (Two Months Ago)                                         7.39%

THREE MONTH AVERAGE BASE RATE                                             7.37%

       Portfolio Yield (Current Month)                                   12.32%
       Portfolio Yield (Prior Month)                                     14.44%
       Portfolio Yield (Two Months Ago)                                  11.43%

THREE MONTH AVERAGE PORTFOLIO YIELD                                      12.73%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                             91.25%

       Class A Principal Collections                     $       36,084,904.24

CLASS B PRINCIPAL PERCENTAGE                                              8.75%

       Class B Principal Collections                     $        3,460,196.29

TOTAL PRINCIPAL COLLECTIONS                              $       39,545,100.53





SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $                0.00
SERIES


CLASS A AMORTIZATION --

       Controlled Amortization Amount                    $       22,812,500.00
       Deficit Controlled Amortization Amount            $                0.00

CONTROLLED DISTRIBUTION AMOUNT                           $       22,812,500.00
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CLASS B AMORTIZATION --

       Controlled Amortization Amount                    $                0.00
       Deficit Controlled Amortization Amount            $                0.00

CONTROLLED DISTRIBUTION AMOUNT                           $                0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $       16,732,600.53
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $                0.00

CLASS B INVESTOR CHARGE OFFS                             $                0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $                0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $                0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                   $       39,568,750.00
       Available Cash Collateral Amount                  $       39,568,750.00


INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                $                0.00
       Class B Interest Rate Cap Payments                $                0.00


TOTAL DRAW AMOUNT                                        $                0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $                0.00



                                           First USA Bank, NA,
                                           as Servicer


                                           By: /s/  Tracie H. Klein
                                              -------------------------------
                                                     Tracie H. Klein
                                                     First Vice President